Note 18 - Related Party Transactions	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Related Party Transactions Disclosure [Text Block]

18. Related Party Transactions

Details of related party transactions material to the operations of the Group other than compensation arrangements, expense allowances and other similar items in the ordinary course of business, are set out below:

Mr. Coleman is a Non-Executive Director of the Company and an Executive Chairman and Associate of Viburnum. Viburnum, as an investment manager for its associated funds, holds a beneficial interest and voting power over approximately 26% of UBI’s shares.

On April 20, 2022, the Company announced a fully underwritten non-renounceable rights issue of new CHESS depositary interests over fully paid ordinary shares in UBI (“New CDIs”) to raise approximately A$20.00 million (“Entitlement Offer”) at a ratio of 1 New CDI for every 6.85 existing CDIs held at the record date, being April 27, 2022.

In connection with the Entitlement Offer, on April 19, 2022, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Viburnum (the “Underwriter”). Pursuant to the terms of the Underwriting Agreement, the Underwriter agreed to take up its full entitlement under the Entitlement Offer and fully underwrite the Entitlement Offer, which meant that the Underwriter agreed to subscribe for or procure others to subscribe for all securities (if any) not subscribed for by the Company’s eligible securityholders under the Entitlement Offer. Following the close of the Entitlement Offer, 25.9 million New CDIs were issued to Viburnum on May 27, 2022, which raised approximately A$19.94 million.

The Company also agreed, subject to the approval of the stockholders of the Company, to issue to the Underwriter (or its nominee) unlisted options to purchase up to 3,840,000 ordinary shares, in two tranches, as its underwriting fee (the “Underwriter Options”) in lieu of cash compensation. The Underwriter Options vested upon issue on May 27, 2022 and have an expiry date of 3 years from their date of issue. The exercise price in respect of half of the Underwriter Options is an amount equal to 120% of the Offer Price, or A$0.92. The second half of the Underwriter Options have an exercise price equal to 130% of the Offer Price, or A$1.00. The stockholders of the Company approved the issuance of the Underwriter Options at a special meeting of stockholders held on May 23, 2022.

In accordance with ASC 718, the fair value of the Underwriter Options granted were estimated at the date of the grant using the Trinomial Lattice mode. The key assumptions for the grant were:

	Tranche 1	Tranche 2
Exercise Price ($A)	0.92	1.00
Share Price at Grant Date (A$)	0.44	0.44
Volatility	64%	64%
Maximum Life (years)	3.00	3.00
Risk-Free Interest rate	2.78%	2.78%
Fair Value (A$)	0.06	0.05

Each of the inputs to the Trinomial Lattice model is discussed below.

Share Price and Exercise Price at Valuation Date

The value of the options granted has been determined using the closing price of our common stock trading in the form of CDIs on ASX at the time of grant of the options. The ASX is the only exchange upon which our securities are quoted.

Volatility

We applied volatility having regard to the historical price change of our shares in the form of CDIs available from the ASX.

Risk free rate

The risk free rate which we applied is equivalent to the yield on an Australian government bond with a time to expiry approximately equal to the expected time to expiry on the options being valued.

On May 27, 2022, Viburnum acquired from a member of management, unlisted options to purchase up to 1,000,000 ordinary shares. The options fully vested on March 25, 2020, have an exercise price of $A0.20 and have an expiry date of March 24, 2024.

There were no material related party transactions or balances as at December 31, 2022 other than as disclosed above.